Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Dated as of February 13, 2017

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BMO HARRIS BANK, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of February 13, 2017, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.    The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this First Amendment.

C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02 – Certain Defined Terms.

(a)    The following definition is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:

“Aviation Assets” means (i) that certain Raytheon Aircraft Company Model B300 as more particularly described in the Aviation Trust Agreement, (ii) a 9.375% undivided ownership interest in that certain 2007 Cessna Aircraft Company 680 (Citation Sovereign) as more particularly described in the Aviation Trust Agreement, (iii) any other airframe acquired by Parsley Aviation, (iv) any deposit or other payment made, whether previously or in the future, on or with respect to any other airframe to be acquired by Parsley Aviation or by the Owner Trustee, as defined in and pursuant to the Trust Agreement, on behalf of the Aviation Trust, and (v) all engines, accessories and other equipment installed on or in the airframes described in clauses (i) through (iv) of this definition and as more particularly described in each supplement to the Aviation Trust Agreement.

“Aviation Assets Transfer” has the meaning ascribed such term in Section 9.12(h)(ii).

“Aviation Trust” means Parsley Energy Aviation, LLC Trust, as created pursuant to the Aviation Trust Agreement.

“Aviation Trust Agreement” means that certain Trust Agreement, dated as of February 13, 2017, by and between Parsley Aviation, as Trustor and Wells Fargo Bank Northwest, National Association, as Owner Trustee, as the same may from time to time be amended, modified, supplemented or restated.

“First Amendment” means that certain First Amendment to     Credit Agreement, dated as of February 13, 2017, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Parsley Aviation” means Parsley Energy Aviation, LLC, a Texas limited liability company.

2.2    Amendment to Section 7.15. The last sentence of Section 7.15 is hereby amended and restated in its entirety to read as follows:

Each Restricted Subsidiary’s (other than Aviation Trust’s) jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(n)).

2.3    Amendment to Section 8.13(b). Section 8.13(b) is hereby amended and restated in its entirety to read as follows:

The Borrower shall promptly cause each of its Restricted Subsidiaries (other than Aviation Trust) to guarantee the Obligations pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause its Restricted Subsidiaries to, concurrently with the formation or acquisition (or other similar event, including upon the designation of an Unrestricted Subsidiary as a Restricted Subsidiary) of any Restricted Subsidiary to, (i) execute and deliver a supplement to the Guaranty Agreement executed by such

Restricted Subsidiary (other than Aviation Trust), (ii) pledge all of the Equity Interests issued by such Restricted Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests issued by such Restricted Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

2.4    Amendment to Section 9.05(g). Section 9.05(g) is hereby amended and restated in its entirety to read as follows:

(g)    Investments (i) made by the Borrower in or to any Person that, prior to such Investment, is a Wholly-Owned Subsidiary Guarantor, (ii) made by any Restricted Subsidiary in or to the Borrower or any Person that, prior to such Investment, is a Wholly-Owned Subsidiary Guarantor, and (iii) made by Parsley Aviation in or to Aviation Trust solely as a result of any Aviation Assets Transfer;

2.5    Amendment to Section 9.11. The proviso at the end of Section 9.11 is hereby amended and restated in its entirety to read as follows:

provided that, so long as no Default has occurred and is then continuing, (a) any Wholly-Owned Subsidiary Guarantor may participate in a consolidation with the Borrower (provided that the Borrower shall be the survivor) or any other Wholly-Owned Subsidiary Guarantor, (b) Aviation Trust may be terminated by Parsley Aviation so long as all Aviation Assets existing at such time are transferred from Owner Trustee (as defined in the Aviation Trust Agreement) to Parsley Aviation in connection with such termination and (c) the Loan Parties may make any Disposition permitted by Section 9.12.

2.6    Amendment to Section 9.12(h). Section 9.12(h) is hereby amended and restated in its entirety to read as follows:

(h)    (i) Dispositions among the Borrower and its Wholly Owned Subsidiary Guarantors; provided that both before and after giving effect to such Disposition, (A) no Default or Event of Default exists or would exist and (B) the Borrower and the Restricted Subsidiaries are in compliance with Section 8.13 as of the date of such Disposition without giving effect to any grace period specified in such Section; and (ii) Dispositions by Parsley Aviation of Aviation Assets to the Owner Trustee, as defined in and pursuant to the Aviation Trust Agreement (an “Aviation Assets Transfer”); provided that both before and after giving effect to such Disposition, no Default or Event of Default exists or would exist;

2.7    Amendment to Section 9.15. Section 9.15 is hereby amended by adding the following sentence at the end thereof:

The Borrower will not permit Aviation Trust to own any Properties (including, for the avoidance of doubt, Oil and Gas Properties) other than the Aviation Assets nor engage in any material operating or business activities other than its ownership of the Aviation Assets.

Section 3.    Conditions of Effectiveness. This First Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “First Amendment Effective Date”):

(a)    The Administrative Agent shall have received from the Borrower, PEI, each Guarantor and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

(b)    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement (including, to the extent invoiced on or prior to the First Amendment Effective Date, the fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).

(c)    No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

(d)    Parsley Aviation shall have executed and delivered a Supplement (as defined in the Guaranty Agreement) with respect to the Equity Interests in Aviation Trust.

(e)    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

(a)    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

(b)    Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c)    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.

(d)    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f)    Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g)    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h)    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

PEI:

PARSLEY ENERGY, INC.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P.

BY: PARSLEY GP, LLC, its general partner

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - First Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - First Amendment Signature Page]

ADMINISTRATIVE AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Matthew Denkler
	Name:	Matthew Denkler
	Title:	Vice President

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Robert L. Mendoza
	Name:	Robert L. Mendoza
	Title:	Managing Director

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Vice President

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Patrick Layton
	Name:	Patrick Layton
	Title:	Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Patrick Layton
	Name:	Patrick Layton
	Title:	Vice President

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Lacey Miller
	Name:	Lacey Miller
	Title:	Assistant Vice President

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
	Name:	Nicholas T. Hanford
	Title:	Vice President

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Parsley Energy, LLC - First Amendment Signature Page]

LENDER:	COMPASS BANK

	By:	/s/ Kari McDaniel
	Name:	Kari McDaniel
	Title:	Vice President

[Parsley Energy, LLC - First Amendment Signature Page]